10/07/2002
01:39
7703081551
MATRIX PAAC
POWER OF ATfORNEY
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PAGE 02
Know all by these presents, that the undersigned hereby constitutes ~d appoints each of
Richard I. Brock and Judith A. Vitale, signing singly, the undersigned's true and lawful attorney-
in-fact to:
(1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of Firstwave Technologies, Inc. (the "Company"),
 Forms 3, 4 and 5 in
accordance with Section 16(a) of the Securities Exchange Act of 1934 and the ~les thereunder;
(2) do and perfonn any and all acts for and on behalf of the undersigned which may be
necessaJ'Y or desirable to complete and execute any such Form 3,4 or 5 and timely file such form
with the United States Securities and Exchange Comroission and any stock exchange or similar
authority; and
(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest o~ or legally required by, the undersigned, it being understood that the documents executed by such attomey-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such tenns and conditions as such attorney-in~fact may approve in such
attorney-in-fact's discrction.

The undersigncd hereby grants to each such attomey-in~fact fun power and authority to do and perfonn any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes
as the undersigned might or could do if personally present, with fun power of substitution or revocation, hereby ratifying and confinning all that such attomey-in-fact, or such attomey-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtuc of this power of
attorney and the rights and powers herein granted. The undersigned acknowlOOges that the foregoing attomeys-in~fact, in serving in such capacity at the request of the undersigned, are not
assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a
signed writing delivered to the foregoing attorneys-in~fact.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this .1i6 day of -0~;;fpI;~~ ,2002.
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